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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Sheridan B. Johnson, Mary Margaret Heaton and Tiffany Easton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign (i) a Form S-8 registration statement to be filed in connection with the adoption of an amended non-qualified deferred compensation plan and/or (ii) a Form S-3 registration statement to be filed in connection with the issuance of shares pursuant to the Earnout Agreement with Viewpoint International, Inc., and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on his behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the United States Securities and Exchange Commission and any stock exchange or similar authority.

                                                   /s/ Cecil D. Conlee
                                                   -----------------------------
                                                   Cecil D. Conlee

                                                   /s/ Thomas Gallagher
                                                   -----------------------------
                                                   Thomas Gallagher

                                                   /s/ J. Reese Lanier
                                                   -----------------------------
                                                   J. Reese Lanier

                                                   /s/ James A. Rubright
                                                   -----------------------------
                                                   James A. Rubright

                                                   /s/ Robert E. Shaw
                                                   -----------------------------
                                                   Robert E. Shaw

                                                   /s/ Clarence H. Smith
                                                   -----------------------------
                                                   Clarence H. Smith

                                                   /s/ Helen B. Weeks
                                                   -----------------------------
                                                   Helen B. Weeks

                                                   /s/ E. Jenner Wood III
                                                   -----------------------------
                                                   E. Jenner Wood III

                                                   Date: October 10, 2005

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State of: Georgia
County of: Fulton

On this 10th day of October, 2005, before me personally appeared [Director], known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert
------------------
Notary Public

My Commission expires: May 19, 2006

            [NOTARY SEAL]